UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2004

MS Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2003-6)
(Exact name of registrant as specified in its charter)

Delaware	001-16443	13-4026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Attention: In-Young Chase, 1585 Broadway, 2nd Floor, New York, New York 10036
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (212) 761-2457

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.
This amendment on Form 8-K/A amends and supersedes Exhibit 99.1 to each of the following:

Form 8-K previously filed on 8/19/2004 (accession no. 0001136999-04-000359), which was revised on August 26, 2011 and attached hereto.

Form 8-K previously filed on 2/18/2005 (accession no. 0001136999-05-000081), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 8/18/2005 (accession no. 0001136999-05-000384), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 2/21/2006 (accession no. 0001136999-06-000268), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 8/17/2006(accession no. 0001136999-06-000933), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 2/21/2007(accession no. 0001136999-07-000398), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 8/20/2007(accession no. 0001136999-07-001191), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 2/27/2008(accession no. 0001136999-08-000245), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 8/19/2008(accession no. 0001136999-08-000647), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 2/19/2009(accession no. 0001136999-09-000048), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 8/19/2009(accession no. 0001136999-09-000131), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 2/23/2010(accession no. 0001136999-10-000025), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 8/17/2010(accession no. 0001136999-10-000102), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 11/5/2010(accession no. 0001136999-10-000169), which was revised on August 26, 2011  and attached hereto.

Form 8-K previously filed on 2/18/2011(accession no. 0001136999-11-000057), which was revised on August 26, 2011  and attached hereto.

This amendment provides updated distribution information for the periods covered by the above referenced reports.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

(Exhibit No. Description)
99.1 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on August 16, 2004.
99.2 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on February 15, 2005.
99.3 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on August 15, 2005.
99.4 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on February 15, 2006.
99.5 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on August 15, 2006.
99.6 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on February 15, 2007.
99.7 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on August 15, 2007
99.8 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on February 15, 2008.
99.9 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on August 15, 2008.
99.10 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on February 17, 2009.
99.11 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on August 17, 2009.
99.12 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on February 16, 2010.
99.13 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on August 16, 2010.
99.14 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on November 1, 2010.
99.15 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on February 15, 2011.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of America, National Association as successor by merger to LaSalle Bank National Association, in its capacity as Trustee Under the Trust Agreement on behalf of MS Structured Asset Corp., Registrant

Date: August 31, 2011	By:	/s/ Jay R. Miller
Name: Jay R. Miller
Title: Vice President